Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Money Market Trust on Form N-1A (“Registration Statement”) of our report dated February 25, 2011, relating to the financial statements and financial highlights which appears in the December 31, 2010 Annual Report to the Shareholders of Cash Management Fund (formerly of DWS Institutional Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Money Market Trust on Form N-1A (“Registration Statement”) of our report dated February 25, 2011, relating to the financial statements and financial highlights which appears in the December 31, 2010 Annual Report to the Shareholders of Cash Reserves Fund Institutional (formerly of DWS Institutional Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Money Market Trust on Form N-1A (“Registration Statement”) of our report dated February 25, 2011 relating to the financial statements and financial highlights which appears in the December 31, 2010 Annual Report to the Shareholders of DWS Money Market Series: Institutional Shares, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Money Market Trust on Form N-1A (“Registration Statement”) of our report dated February 24, 2011, relating to the financial statements and financial highlights which appears in the December 31, 2010 Annual Report to the Shareholders of NY Tax Free Money Fund (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Money Market Trust on Form N-1A (“Registration Statement”) of our report dated February 24, 2011, relating to the financial statements and financial highlights which appears in the December 31, 2010 Annual Report to the Shareholders of Tax Free Money Fund Investment (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2011